Tesoro Petroleum Corporation

Lehman Brothers 15th Annual CEO Energy Conference

Tuesday, September 4, 2001
New York, NY

Bruce Smith
Chairman, President & C.E.O.

TESORO

FORWARD-LOOKING STATEMENTS

Except for historical and present factual statements, the statements in this presentation are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as codified in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and include statements which are or may contain: (a) projections of revenues, earnings, earnings per share, capital expenditures, cash flows or other financial items; (b) statements of plans, goals and objectives for future operations, potential acquisitions and/or dispositions; (c) statements of future economic performance; or (d) statements of assumptions or estimates underlying or supporting the foregoing. These forward-looking statements are subject to a wide range of business risks, uncertainties and changes in circumstances that may cause actual results to differ materially, including, but not limited to, changes in general economic conditions, changes in demand for, availability of and costs of crude oil, other refinery feedstocks and refined products, changes in the Company's inventory levels, changes in or in the interpretation of governmental laws and regulations and any legal or regulatory delays, adverse rulings, judgments, or settlements in litigation or other legal or tax matters, including unexpected environmental remediation costs in excess of any reserves, changes in the cost or availability of third-party vessels, pipelines or other means of transporting feedstocks or products, disruptions due to equipment interruption or failure at Company or third-party facilities, changes in fuel and utility costs for the Company's facilities, execution of planned capital projects, the Company's ability to make acquisitions and successfully integrate them into existing operations, the Company's ability to successfully complete dispositions, adverse changes in the credit ratings assigned to the Company's trade credit and debt instruments, actions of customers or competitors, weather conditions, earthquakes or other natural disasters, and other factors beyond the Company's control. Actual results and outcomes often differ from expectations. For more information with respect to the foregoing, see the Company's Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any information contained herein or to publicly release the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which the Company becomes aware of, after the date hereof.

RECENT ANNOUNCEMENTS

- Gull Industries
- Marine Services
- California
- Lehman upgrade to Strong Buy
  - TSO undervalued

TESORO

AGENDA

- Strategy
- Acquisitions
- Investment Programs
- Stock Valuation
- Investment Highlights

STRATEGY

- Focus on building a strong refining & marketing company in the western U.S.
  - Development centered around the acquisition of proprietary product supply
  - Designed to minimize cost and maximize marketing opportunities by linking and leveraging connected markets

TESORO


1998

TESORO



1998

TESORO


1998
TESORO

1998





TESORO


1998
TESORO

1998





TESORO

2000



TESORO

2000



TESORO

EARNINGS PER SHARE*

- Internal investments
- Margins



$1.75
$1.22
$.62
$.45
1998
1999
2000
1H01

* Continuing Operations (Normalized)

TESORO

AGENDA

- Strategy
- Acquisitions

ACQUISITION SUMMARY

- Acquire BP refining, marketing and distribution assets principally located in Utah and North Dakota
- $677 million, excluding working capital (average $100 million)
- Finance with debt
- Closing expected to be September 6, 2001
- Immediately and significantly accretive to earnings and cash flow

STRATEGIC RATIONALE

- Positive industry environment
  - Tight supply/demand balance
  - EPA requirements make capacity “creep” more difficult
  - High utilization rates

STRATEGIC RATIONALE

- Positive industry environment
- **Integrated refining and marketing business units increase size and scope of operations**

	BEFORE	AFTER
Refineries	3	5
Capacity (bpd)	275,000	390,000
Retail (# of branded stations)	≈ 300	≈650
EBITDA ($ millions)	$ 202 (a)	$ 342 (b)

(a)TSO 2000 Actual

(b)TSO 2000 Actual + 5-year average for acquired assets

TESORO

STRATEGIC RATIONALE

- Positive industry environment
- Integrated refining and marketing business units increase size and scope of operations
- Earnings diversification

TESORO

STRATEGIC RATIONALE

- Positive industry environment
- Integrated refining and marketing business units increase size and scope of operations
- Earnings diversification
- **Experienced at improving profitability in niche seasonal markets**
  - **Margins**

TESORO

MARGIN COMPARISON

3-2-1- Crack Spread (a)

$/bbl



Salt Lake City(b)
Mandan(b)
Houston(c)
$14.73
$12.50
$10.36 (5-Yr. Avg.)
$9.18
$8.04
$ 8.41 (5-Yr. Avg.)
$6.79
$3.66
$ 3.91 (5-Yr. Avg.)
1996
1997
1998
1999
2000
2001*

(a) 3 bbls crude, 2 bbls OPIS Rack UNL, 1 bbl OPIS Rack #2

(b) Assumes Wyoming Sweet Crude

(c) Assumes WTI Crude

* YTD through 8/28/01

TESORO

STRATEGIC RATIONALE

- Positive industry environment
- Integrated refining and marketing business units increase size and scope of operations
- Earnings diversification
- **Experienced at improving profitability in niche seasonal markets**
  - Margins
  - **Potential financial improvement**

TESORO

POTENTIAL FINANCIAL IMPROVEMENT

- **Crude Supply**
  - Currently reliable supply with flexibility to move to economic alternatives (i.e. Canadian crudes)
- **Manufacturing Projects**
  - Units have been capital restricted
  - Several high impact projects are being evaluated
- **Marketing**
  - Serve strong, growing markets and provide retail base for expansion
  - Synergistic to growing Mirastar program and eastern Washington Tesoro brand expansion

TESORO

STRATEGIC RATIONALE

- Positive industry environment
- Integrated refining and marketing business units increase size and scope of operations
- Earnings diversification
- Experienced at improving profitability in niche seasonal markets
  - Margins
  - Potential financial improvement
- **Consistent with our stated goal of growth through strategic, synergistic, accretive acquisitions**

TESORO

MARGIN COMPARISON*

$/bbl


UTAH & NORTH DAKOTA ASSETS
$5.71
$6.12
$7.07
1999
5-YEAR MID-CYCLE AVERAGE
2000
BASE
$5.79
$6.41
$6.99
1999
2-YEAR MID-CYCLE AVERAGE
2000

* Refining & Marketing

EARNINGS PER SHARE ACCRETION


$1.65
$.65
$1.00
Base Operations Mid-Cycle
BP Refinery Acquisitions Mid-Cycle
(2 years)
(5 years)

TESORO

UTAH BUSINESS UNIT

- A tremendous platform for growth in the heart of our market
- Refinery
  - Capacity: 55,000 bpd
  - Complexity 5.3
- Five Terminals
- Retail
  - 30+ CoOps
  - 200+ Jobber Sites


Pasco
Chevron
Boise
Pocatello
Burley
Salt Lake City

art is representative

TESORO

UTAH CRUDE PROFILE

- Multiple sources of crude and supply routes


Express PL
Western Corridor System
Frontier PL
BLACK WAX
Amoco "U" PL
Salt Lake City
RANGELY CRUDES

Historical Crude Slate

	1998	1999	2000
Total Crude(BPD)	45,100	47,700	47,600
Domestic	68%	61%	65%
Canadian	32%	31%	13%
Syncrude	—	8%	22%

TESORO

UTAH PRODUCT PROFILE

Salt Lake Valley Product Supply

- **Supply comes from 5 local refineries and Pioneer Pipeline**

Supply Breakout (bpd)



53,000
25,000
28,000
45,000
22,000
23,000
25,000
15,000
10,000
25,000
12,500
12,500
12,500
7,500
5,000
40,000
Other
Gasoline
TESORO
CHEVRON
FLYING J
PHILLIPS
INLAND
PIONEER IMPORT



Pioneer
Salt Lake City

TESORO

UTAH DEMAND / DISTRIBUTION PROFILE

- Large and growing local market
- Pipeline and terminal network into our existing eastern Washington market



Pasco
Chevron
Boise
Pocatello
Burley
Salt Lake City

***Estimated Demand** (bpd)*

Salt Lake City	62,800
Chevron Pipeline to Idaho	28,000
Chevron Pipeline to E. Washington	8,000

Projected Distribution

PRODUCT	TESORO RETAIL	TESORO WHOLESALE	BP OFFTAKE
Gasoline	34%	65%	1%
Jet	5%	85%	10%
Diesel	31%	37%	32%
Other	-	100%	-

NORTH DAKOTA BUSINESS UNIT

- **Defines the eastern border of our core market and gives product exposure to a large, new market**
- **Refinery**
  - **Capacity: 60,000 bpd**
  - **Complexity 6.1**
- **Crude and Product Pipelines**
- **Five Terminals**
- **Retail**
  - **10+ Company-owned**
  - **80+ Jobber Sites**



Jamestown
Moorhead
Mandan
Sauk Ctr.
Twin Cities
art is representative

TESORO

NORTH DAKOTA CRUDE PROFILE

- Access to abundant, advantaged local supply source
- Ability to switch to Canadian crudes
- Pipeline ownership ensures supply security and provides about $6 million of third-party revenue



Mandan
WILLISTON BASIN

Historical Crude Slate

	1998	1999	2000
Total Crude(BPD)	53,600	53,000	49,000
Williston Basin	96%	99%	99%
Canadian Crude	4%	< 1%	< 1%

TESORO

NORTH DAKOTA DISTRIBUTION PROFILE

- 85% of production distributed by our proprietary pipeline
- Cost advantage for products versus USGC
- Pipeline ownership ensures operational and cost control



Cenex
Jamestown
Moorhead
Mandan
Kaneb
Sauk Ctr.
Twin Cities
Williams

TESORO

NORTH DAKOTA DEMAND/DISTRIBUTION PROFILE

- Twin Cities has high percentage of unbranded jobbers
- Opportunities to develop proprietary marketing programs
- Offtake agreement provides secure, economic markets



Cenex
Jamestown
Moorhead
Kaneb
Sauk Ctr.
Twin Cities
Williams

Projected Distribution

PRODUCT	TESORO RETAIL	TESORO WHOLESALE	BP OFFTAKE
Gasoline	23%	21%	56%
Jet	-	78%	22%
Diesel	1%	76%	23%
Other	-	100%	-

REFINERY CAPACITY GROWTH


Barrels Per Day
72,000
AK
167,000
95,000
HI
275,000
108,000
WA
390,000
60,000
ND
55,000
UT
12/31/97
6/30/98
12/31/98
9/30/01
(Pro Forma)

CORE MARKET REFINERY CAPACITY [(a)]



Thousand of Barrels Per Day
584
512
460
425
390
360
290
210
207
145
113
Chevron
BP Amoco (c)
Equilon
Valero (b)
Tesoro (c)
Phillips (d)
Koch
Williams
Exxon / Mobil
Frontier
Conoco

(a) Includes PADD V, PADD IV, ND, SD, NB, KS, NM, MN
(b) Pro forma pending merger with UDS
(c) Pro forma pending acquisition / disposition of BP's refineries
(d) Pro forma pending acquisition of Tosco

SOURCE: Oil and Gas Journal

TESORO

AGENDA

- Strategy
- Acquisitions
- Investment Programs

TESORO

INVESTMENT PROGRAMS

MANUFACTURING

- Heavy Oil Conversion Project (WA)

TESORO

HEAVY OIL CONVERSION PROJECT

- Upgrades heavy oil to gasoline/distillates and reduces fuel oil production
- Uses a wider range of heavy crudes
- Project cost (including capitalized interest) estimated at $100 million
- Initial operating profit expectation of $30 to $40 million annually
- 12 month back-cast of $50 million (as of 7/31/01)
- Start-up during Anacortes FCC turnaround (1Q 2002)
- Expect 10 months of benefit in 2002

TESORO

EARNINGS PER SHARE IMPROVEMENT


$2.35
$.70
$1.65
$.65
$1.00
Base Operations Mid-Cycle
(2 years)
BP Refinery Acquisitions Mid-Cycle
(5 years)
Heavy Oil Conversion Project
(LTM)

TESORO

2002 EARNINGS PER SHARE IMPROVEMENT


$2.23
$.58
(10 mo.)
$1.65
$.65
$1.00
Base
Operations
Mid-Cycle
(2 years)
BP Refinery
Acquisitions
Mid-Cycle
(5 years)
Heavy Oil
Conversion
Project
(LTM)

TESORO

INVESTMENT PROGRAMS

MANUFACTURING

- Heavy Oil Conversion Project (WA)
- Other projects

TESORO

OTHER PROJECTS

($ millions)

PROJECT	COST	ESTIMATED START-UP
Isom Unit Restart (UT, ND)	$ 4	Late 02
Cat Cracker Revamp (ND)	$5 - 10	Early 03
Distillate Desulfurization Unit (UT)	$ 30	Late 03 Early 04
Isom Unit* (HI)	Evaluating	Late 03 Early 04
Hydrocracker Expansion* (AK,HI)	Evaluating	Possibly within next 5 years

* In early stages of project evaluation

TESORO

INVESTMENT PROGRAMS

MANUFACTURING

- Heavy Oil Conversion Project (WA)
- Other projects

RETAIL MARKETING

TESORO

BRANDED RETAIL MARKETING

TESORO

2GO TESORO

Mirastar

GULL ACQUISITION

- 37 retail stations
- 9 card lock facilities
- Expect to close in 4Q01
- To be re-imaged within 90 days of closing
- Synergistic with Utah system



art is representative


Mandan
Refinery
Terminal
Tesoro Brand
Mirastar Brand
Gull Stations
art is representative

RETAIL GROWTH


Number of Locations
Mirastar
Company Owned
Jobber
244
62
182
276
20
63
193
739
65
154
520
850
12/31/99
12/31/00
2001e
2002 Target

CAPITAL EXPENDITURES*

($ millions)	1999 Actual	2000 Actual	2001 Budget	2002 Estimate	TARGETED RETURNS
Retail	$ 18	31	59	60-75	15%
Refining					
Economic	31	34	81	30-40	30%
Sustaining	9	10	28	30-35	N/A
Other	14	13	12	15-20	N/A
Marine Services	2	3	5	3-5	N/A
Corporate	11	3	10	5-10	N/A
	$ 85	94	195	143-185	N/A

* Continuing Operations

TESORO

DEMONSTRATED ABILITY TO DELEVERAGE

- **Internal Cash Flow**
- **Possible Sale of Assets**

DEBT TO CAPITAL



55%
43%
23%
28%
56%
49%
40%
32%
61%
50%
12/31/94
12/31/95
12/31/96
12/31/97
6/30/98
12/31/98
12/31/99
12/31/00
Post ACQ Projection
YE 2002 TARGET

TESORO

AGENDA

- Strategy
- Acquisitions
- Investment Programs
- **Stock Valuation**

TESORO

2002 EARNINGS PER SHARE IMPROVEMENT


$2.23
$.58
(10 mo.)
$1.65
$.65
$1.00
Base Operations Mid-Cycle (2 years)
BP Refinery Acquisitions Mid-Cycle (5 years)
Heavy Oil Conversion Project (LTM)

2002 EARNINGS PER SHARE IMPROVEMENT


$1.00
$.65
$1.65
$.58
(10 mo.)
$2.23
$ .13
$2.36
Base Operations Mid-Cycle (2 years)
BP Refinery Acquisitions Mid-Cycle (5 years)
Heavy Oil Conversion Project (LTM)
Retail

TESORO

2002 EARNINGS PER SHARE IMPROVEMENT


$2.36
$ .13
$2.23
$.58
(10 mo.)
$1.65
$.65
$1.00
$1.90
$1.54 average
$1.20
Base Operations Mid-Cycle (2 years)
BP Refinery Acquisitions Mid-Cycle (5 years)
Heavy Oil Conversion Project (LTM)
Retail
2002 Analyst Consensus*

* Per First Call posting on August 29, 2001

TESORO

2002 EARNINGS PER SHARE SENSITIVITY


$1.54
$2.36
$3.66
Margin Assumption
2002 Analyst Consensus*
Mid-Cycle
Mid-Cycle + 11% (≈2000)

* Per First Call posting on August 29, 2001

TESORO

PRICE EARNINGS MULTIPLES**


$1.54
8.5x
$2.36
5.6x
$3.66
3.6x
Margin Assumption
2002 Analyst Consensus*
Mid-Cycle
Mid-Cycle + 11% (≈2000)

* Per First Call posting on August 29, 2001

** Based on August 29, 2001 close of $13.15

TESORO

PRICE / EARNINGS COMPARISON


10.0x Peer Average
5.6x
7.3x
9.1x
10.2x
13.2x
14.4x
Tesoro
Valero
Sunoco
Ultramar
Tosco
Frontier

NOTE: Tesoro multiple based on Tesoro's stock price at 8/29/01 versus Tesoro' EPS targets using mid-cycle margin assumptions.

Peer multiples based on stock prices at 8/29/01 versus the analyst consensus for 2002 earnings per share as posted on First Call on 8/29/01.

TESORO

STOCK VALUATION ($ / Share)

2002 Peer Average ** P/E @ 10.0x	$15.34	$23.90	$36.45



$1.54
$2.36
$3.66
Margin Assumption
2002 Analyst Consensus*
Mid-Cycle
Mid-Cycle + 11% (≈2000)

* Per First Call posting on August 29, 2001

** Includes Tesoro @ 5.6x

TESORO

AGENDA

- Strategy
- Acquisitions
- Investment Programs
- Stock Valuation
- **Investment Highlights**

TESORO

INVESTMENT HIGHLIGHTS

- Significantly undervalued
- Positive industry fundamentals
- Investment programs that will improve profitability
- Experience in improving profitability in niche markets
- Demonstrated ability to deleverage